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                                                                   EXHIBIT 10.2

                          Notice to Exercise Put Option

                          Dated DECEMBER 10, 1998 A.D.

                                    between:

                    Diversified Cosmetics International Inc.

                         (hereafter called the "Vendor")

                                       and

                             Softnet Industries Inc.

                       (hereafter called the "Purchaser")

Whereas the Vendor has the option to put its software to the Purchaser in exchange for 2.5 million shares of the Purchaser and,

The Vendor wishes to exercise this option.

Notice is hereby given that effective December 10, 1998 A.D. the Vendor does transfer its software valued at $668,138.39 CDN in exchange for 2.5 million shares valued at $568,138.39 and a $100,000.00 promissory note for work done on the program subsequent to the initial option.

     /S/ Leonard Slamko                               /S/ D.J. Slamko
--------------------------------------------          -------------------------
     Diversified Cosmetics International Inc          Softnet Industries Inc.